                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material under Rule 14a-12
                           NUVEEN SENIOR INCOME FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

(3) Filing party:

--------------------------------------------------------------------------------

(4) Date filed:

--------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETING                                     333 West Wacker Drive
OF SHAREHOLDERS -                                            Chicago, Illinois
OCTOBER 23, 2002                                             60606
                                                             (800) 257-8787

NUVEEN SENIOR INCOME FUND
September 26, 2002

TO THE COMMON AND PREFERRED SHAREHOLDERS OF NUVEEN SENIOR INCOME FUND:

Notice is hereby given that the Annual Meeting (the "Annual Meeting") of the common and preferred shareholders (collectively, the "shareholders") of Nuveen Senior Income Fund, a Massachusetts business trust (the "Fund"), will be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, October 23, 2002, at 10:30 a.m., Chicago time, for the following purposes:

    1. To elect seven (7) trustees to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified as follows:

        a) five (5) trustees to be elected by the holders of common shares and Taxable Auctioned Preferred Shares, Series TH ("FundPreferred(TM) shares"), voting together as a single class; and

        b) two (2) trustees to be elected by the holders of FundPreferred shares only, voting separately as a single class.

    2. To transact such other business as may properly come before the Annual Meeting.

Shareholders of record of the Fund at the close of business on August 27, 2002 are entitled to notice of and to vote at the Fund's Annual Meeting.

YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER FOUND ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER FOUND ON YOUR PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Gifford R. Zimmerman
Vice President and Secretary

PROXY STATEMENT
September 26, 2002                                      333 West Wacker Drive
                                                        Chicago, Illinois 60606
                                                        (800) 257-8787

NUVEEN SENIOR INCOME FUND - NSL

GENERAL INFORMATION

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE BOARD OF TRUSTEES OF NUVEEN SENIOR INCOME FUND OF PROXIES TO BE VOTED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD ON OCTOBER 23, 2002, AND AT ANY AND ALL ADJOURNMENTS THEREOF. This Proxy Statement is first being mailed to shareholders of the Fund on or about September 26, 2002.

On the matter coming before the Fund's Annual Meeting as to which a choice has been specified by the shareholders of the Fund on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares of the Fund will be voted FOR the election of the nominees for trustee, as listed in this Proxy Statement. Shareholders of the Fund who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

A quorum of shareholders is required to take action at the Fund's Annual Meeting. A majority of the shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Annual Meeting. However, for the purpose of electing two trustees by the holders of FundPreferred shares only, the holders of 33 1/3% of the FundPreferred shares entitled to vote will constitute a quorum. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions as present for purposes of determining a quorum.

For purposes of determining the approval of the matter submitted to the shareholders for a vote, abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting powers on a particular matter) will have no effect on the election of trustees. The details of the proposal to be voted on by the shareholders of the Fund and the vote required for approval of the proposal are set forth under the description of the proposal below.

Those persons who were shareholders of record at the close of business on August 27, 2002 will be entitled to one vote for each share held. As of August 27, 2002, 29,746,013 common shares and 1,840 FundPreferred shares of the Fund were issued, outstanding and eligible to vote. Common shares of the Fund are listed on the New York Stock Exchange under the symbol "NSL".

The following table indicates which shareholders are solicited with respect to each matter:

-------------------------------------------------------------------------------
                                                         COMMON   FUNDPREFERRED
TRUSTEES                                                 SHARES     SHARES(1)
-------------------------------------------------------------------------------
1(a) Election of Trustees by all Shareholders (James E.    X           X
Bacon, William E. Bennett, Jack B. Evans, Thomas E.
Leafstrand and Sheila W. Wellington nominated)
1(b) Election of Trustees by FundPreferred shares only                 X
(William L. Kissick and Timothy R. Schwertfeger
nominated)
-------------------------------------------------------------------------------

(1) FundPreferred shares means "Taxable Auctioned Preferred Shares, Series TH".

1. ELECTION OF TRUSTEES

At the Fund's Annual Meeting, seven (7) trustees are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of the Fund's organizational documents, holders of FundPreferred shares are entitled to elect two (2) trustees, and the remaining trustees are to be elected by holders of common shares and FundPreferred shares, voting together as a single class.

          (a) Five trustees are to be elected by holders of common shares and FundPreferred shares voting together as a single class. Trustees Bacon, Bennett, Evans, Leafstrand and Wellington are nominees for election by all shareholders.

          (b) Holders of FundPreferred shares are entitled to elect two of the trustees. Trustees Kissick and Schwertfeger are nominees for election by holders of FundPreferred shares.

The affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the trustees of the Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a trustee of the Fund if elected. However, should any nominee become unable or unwilling to accept nomination or election, the proxies for the Fund will be voted for one or more substitute nominees designated by the Fund's present board of trustees (the "Board of Trustees").

Other than Timothy R. Schwertfeger, none of the trustees has ever been a director or an employee of Nuveen Investments ("Nuveen") or any affiliate of Nuveen.

All of the trustees, except William E. Bennett, have been trustees of the Fund since its organization in 1999. Mr. Bennett has been a trustee of the Fund since January 31, 2001.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

NOMINEES FOR TRUSTEE OF THE FUND

------------------------------------------------------------------------------------------------------------------------
                                                                                                             NUMBER OF
                                                                                                           PORTFOLIOS IN
                                                   TERM OF OFFICE                                          FUND COMPLEX
                             POSITION(S) HELD      AND LENGTH OF            PRINCIPAL OCCUPATION(S)          OVERSEEN
NAME, ADDRESS AND BIRTHDATE     WITH FUND           TIME SERVED               DURING PAST 5 YEARS           BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
Nominees who are not
interested persons of the
Fund
James E. Bacon               Trustee           - Term - One Year(1)    Treasurer, Cathedral of St. John          18
333 West Wacker Drive                          - Length of Service -   the Divine (New York City)
Chicago, IL 60606                               Since Inception        1997-present; formerly, Director
(2/27/31)                                                              of Lone Star Industries, Inc.
                                                                       (1992-1999); previously, Director
                                                                       and Executive Vice President of
                                                                       U.S. Trust Corporation and Trustee
                                                                       of United States Trust Company of
                                                                       New York.
William E. Bennett           Trustee           - Term - One Year(1)    Private Investor; previously              18
333 West Wacker Drive                          - Length of Service -   President and C.E.O., Draper &
Chicago, IL 60606                               Since 2001             Kramer, Inc. (a private company
(10/16/46)                                                             that handles mortgage banking,
                                                                       real estate development, pension
                                                                       advising and real estate
                                                                       management) (1995-1998).
Jack B. Evans                Trustee           - Term - One Year(1)    President, The Hall-Perrine               18
333 West Wacker Drive                          - Length of Service -   Foundation (a private
Chicago, IL 60606                               Since Inception        philanthropic corporation);
(10/22/48)                                                             Director, Alliant Energy; Director
                                                                       and Vice Chairman United Fire &
                                                                       Casualty Company; Director,
                                                                       Federal Reserve Bank of Chicago;
                                                                       previously President and Chief
                                                                       Operating Officer, SCI Financial
                                                                       Group, Inc. (a regional financial
                                                                       services firm).

---------------------------  -------------

                                 OTHER
                               DIRECTOR-
                             SHIPS HELD BY
NAME, ADDRESS AND BIRTHDATE     TRUSTEE
---------------------------  -------------
Nominees who are not
interested persons of the
Fund
James E. Bacon                        N/A
333 West Wacker Drive
Chicago, IL 60606
(2/27/31)
William E. Bennett                    N/A
333 West Wacker Drive
Chicago, IL 60606
(10/16/46)
Jack B. Evans                See Principal
333 West Wacker Drive          Occupation
Chicago, IL 60606            description.
(10/22/48)

------------------------------------------------------------------------------------------------------------------------
                                                                                                             NUMBER OF
                                                                                                           PORTFOLIOS IN
                                                   TERM OF OFFICE                                          FUND COMPLEX
                             POSITION(S) HELD      AND LENGTH OF            PRINCIPAL OCCUPATION(S)          OVERSEEN
NAME, ADDRESS AND BIRTHDATE     WITH FUND           TIME SERVED               DURING PAST 5 YEARS           BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
William L. Kissick           Trustee           - Term - One Year(1)    Professor Emeritus, School of             18
333 West Wacker Drive                          - Length of Service -   Medicine and the Wharton School of
Chicago, IL 60606                              Since Inception         Management and former Chairman,
(7/29/32)                                                              Leonard Davis Institute of Health
                                                                       Economics, University of
                                                                       Pennsylvania; Adjunct Professor,
                                                                       Health Policy and Management, Yale
                                                                       University.
Thomas E. Leafstrand         Trustee           - Term - One Year(1)    Retired; previously, Vice                 18
333 West Wacker Drive                          - Length of Service -   President in charge of Municipal
Chicago, IL 60606                               Since Inception        Underwriting, Trading, and Dealer
(11/11/31)                                                             Sales at The Northern Trust
                                                                       Company.
Sheila W. Wellington         Trustee           - Term - One Year(1)    President of Catalyst (a                  18
333 West Wacker Drive                          - Length of Service -   not-for-profit organization
Chicago, IL 60606                               Since Inception        focusing on women's leadership
(2/24/32)                                                              development in business and the
                                                                       professions).

---------------------------  -------------

                                 OTHER
                               DIRECTOR-
                             SHIPS HELD BY
NAME, ADDRESS AND BIRTHDATE     TRUSTEE
---------------------------  -------------
William L. Kissick                    N/A
333 West Wacker Drive
Chicago, IL 60606
(7/29/32)
Thomas E. Leafstrand                  N/A
333 West Wacker Drive
Chicago, IL 60606
(11/11/31)
Sheila W. Wellington                  N/A
333 West Wacker Drive
Chicago, IL 60606
(2/24/32)

------------------------------------------------------------------------------------------------------------------------
                                                                                                             NUMBER OF
                                                                                                           PORTFOLIOS IN
                                                   TERM OF OFFICE                                          FUND COMPLEX
                             POSITION(S) HELD      AND LENGTH OF            PRINCIPAL OCCUPATION(S)          OVERSEEN
NAME, ADDRESS AND BIRTHDATE     WITH FUND           TIME SERVED               DURING PAST 5 YEARS           BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
Nominee who is an
interested person of the
Fund
*Timothy R. Schwertfeger     Chairman,         - Term - One Year(1)    Chairman (since 1999), President         130
333 West Wacker Drive        President and     - Length of Service -   and Trustee of the funds advised
Chicago, IL 60606            Trustee            Since Inception        by Nuveen Institutional Advisory
(3/28/49)                                                              Corp. (since 1996); Chairman
                                                                       (since 1996) and Director of The
                                                                       John Nuveen Company, Nuveen
                                                                       Investments, Nuveen Advisory
                                                                       Corp., Nuveen Institutional
                                                                       Advisory Corp. and the funds
                                                                       advised by Nuveen Advisory Corp.;
                                                                       Chairman and Director (since 1997)
                                                                       of Nuveen Asset Management, Inc.;
                                                                       Chairman and Director of
                                                                       Rittenhouse Financial Services,
                                                                       Inc. (since 1999); Chief Executive
                                                                       Officer and Director of Nuveen
                                                                       Senior Loan Asset Management, Inc.
                                                                       (since 1999).
------------------------------------------------------------------------------------------------------------------------

---------------------------  -------------

                                 OTHER
                               DIRECTOR-
                             SHIPS HELD BY
NAME, ADDRESS AND BIRTHDATE     TRUSTEE
---------------------------  -------------
Nominee who is an
interested person of the
Fund
*Timothy R. Schwertfeger     See Principal
333 West Wacker Drive          Occupation
Chicago, IL 60606            description.
(3/28/49)
---------------------------

 * "Interested Person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer and director of the Fund's investment adviser, Nuveen Institutional Advisory Corp.

(1) Each trustee is elected each year by shareholders and serves until his/her successor is elected.

In addition to the Fund, the trustees are also trustees of 9 open-end funds and 8 closed-end fund advised by Nuveen Institutional Advisory Corp. ("NIAC"). In addition, Mr. Schwertfeger is a director of 82 closed-end funds and 30 open-end funds advised by Nuveen Advisory Corp. ("NAC").

THE FUND'S OFFICERS

The following table sets forth information with respect to each officer of the Fund, other than Mr. Schwertfeger who is a trustee and is included in the table relating to the nominees for the Board. Officers of the Fund receive no compensation from the Fund. The term of office of all officers will expire in July 2003.

--------------------------------------------------------------------------------------------------------------------------

                                                     TERM OF OFFICE
NAME, ADDRESS AND           POSITION(S) HELD          AND LENGTH OF                    PRINCIPAL OCCUPATION(S)
BIRTHDATE                       WITH FUND              TIME SERVED                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson        Vice President       - Term - Until July 2003   Vice President (since January 2002), formerly
333 West Wacker Drive,                          - Length of Service -      Assistant Vice President (since 2000),
Chicago, IL 60606                                Since May 2002            previously, Associate of Nuveen Investments.
(2/3/66)
Peter H. D'Arrigo          Vice President and   - Term - Until July 2003   Vice President of Nuveen Investments (since
333 West Wacker Drive,     Treasurer            - Length of Service -      1999); prior thereto, Assistant Vice President
Chicago, IL 60606                                Since Inception           from 1997 to 1999; formerly, Associate of
(11/28/67)                                                                 Nuveen Investments; Vice President and
                                                                           Treasurer of Nuveen Senior Loan Asset
                                                                           Management, Inc. (since 1999); Chartered
                                                                           Financial Analyst.
Susan M. DeSanto           Vice President       - Term - Until July 2003   Vice President (since 2001) of Nuveen Advisory
333 West Wacker Drive,                          - Length of Service -      Corp. and Nuveen Institutional Advisory Corp.;
Chicago, IL 60606                                Since 2001                previously, Vice President of Van Kampen
(9/8/54)                                                                   Investment Advisory Corp. (since 1998); prior
                                                                           thereto Assistant Vice President of Van Kampen
                                                                           Investment Advisory Corp. (since 1994).
Jessica R. Droeger         Vice President       - Term - Until July 2003   Vice President (since January 2002) and
333 West Wacker Drive,                          - Length of Service -      Assistant General Counsel (since 1998),
Chicago, IL 60606                                Since May 2002            formerly Assistant Vice President (since 1998)
(9/24/64)                                                                  of Nuveen Investments; Vice President and
                                                                           Assistant Secretary (since May 2002), formerly
                                                                           Assistant Vice President (since 1998) of Nuveen
                                                                           Advisory Corp. and Nuveen Institutional
                                                                           Advisory Corp; prior thereto, Associate at the
                                                                           law firm D'Ancona Partners LLC.

-------------------------  -------------
                             NUMBER OF
                           PORTFOLIOS IN
                           FUND COMPLEX
NAME, ADDRESS AND            SERVED BY
BIRTHDATE                     OFFICER
-------------------------  -------------
Michael T. Atkinson            130
333 West Wacker Drive,
Chicago, IL 60606
(2/3/66)
Peter H. D'Arrigo              130
333 West Wacker Drive,
Chicago, IL 60606
(11/28/67)
Susan M. DeSanto               130
333 West Wacker Drive,
Chicago, IL 60606
(9/8/54)
Jessica R. Droeger             130
333 West Wacker Drive,
Chicago, IL 60606
(9/24/64)

--------------------------------------------------------------------------------------------------------------------------

                                                     TERM OF OFFICE
NAME, ADDRESS AND           POSITION(S) HELD          AND LENGTH OF                    PRINCIPAL OCCUPATION(S)
BIRTHDATE                       WITH FUND              TIME SERVED                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson          Vice President       - Term - Until July 2003   Vice President of Nuveen Investments (since
333 West Wacker Drive,                          - Length of Service -      1998); Vice President of Nuveen Advisory Corp.
Chicago, IL 60606                               Since Inception            and Nuveen Institutional Advisory Corp.
(10/24/45)
William M. Fitzgerald      Vice President       - Term - Until July 2003   Managing Director (since January 2002) of
333 West Wacker Drive,                          - Length of Service -      Nuveen Investments; Managing Director (since
Chicago, IL 60606                                Since Inception           2001), formerly Vice President (since 1995) of
(3/2/64)                                                                   Nuveen Advisory Corp. and Nuveen Institutional
                                                                           Advisory Corp.; Chartered Financial Analyst.
Stephen D. Foy             Vice President and   - Term - Until July 2003   Vice President of Nuveen Investments and (since
333 West Wacker Drive,     Controller           - Length of Service -      1998) The John Nuveen Company; Certified Public
Chicago, IL 60606                                Since Inception           Accountant.
(5/31/54)
David J. Lamb              Vice President       - Term - Until July 2003   Vice President of Nuveen Investments (since
333 West Wacker Drive,                          - Length of Service -      2000), prior thereto, Assistant Vice President
Chicago, IL 60606                                Since 2000                (since 1999), formerly Associate of Nuveen
(3/22/63)                                                                  Investments; Certified Public Accountant.
Tina M. Lazar              Vice President       - Term - Until July 2003   Vice President of Nuveen Investments (since
333 West Wacker Drive,                          - Length of Service -      1999), prior thereto, Assistant Vice President
Chicago, IL 60606                                Since July 2002           (since 1993).
(8/27/61)
Larry W. Martin            Vice President and   - Term - Until July 2003   Vice President, Assistant Secretary and
333 West Wacker Drive,     Assistant Secretary  - Length of Service -      Assistant General Counsel of Nuveen
Chicago, IL 60606                                Since Inception           Investments; Vice President and Assistant
(7/27/51)                                                                  Secretary of Nuveen Advisory Corp., Nuveen
                                                                           Institutional Advisory Corp. and Nuveen Senior
                                                                           Loan Asset Management, Inc. (since 1999);
                                                                           Assistant Secretary of The John Nuveen Company;
                                                                           Assistant Secretary of Nuveen Asset Management
                                                                           (since 1997).

-------------------------  -------------
                             NUMBER OF
                           PORTFOLIOS IN
                           FUND COMPLEX
NAME, ADDRESS AND            SERVED BY
BIRTHDATE                     OFFICER
-------------------------  -------------
Lorna C. Ferguson              130
333 West Wacker Drive,
Chicago, IL 60606
(10/24/45)
William M. Fitzgerald          130
333 West Wacker Drive,
Chicago, IL 60606
(3/2/64)
Stephen D. Foy                 130
333 West Wacker Drive,
Chicago, IL 60606
(5/31/54)
David J. Lamb                  130
333 West Wacker Drive,
Chicago, IL 60606
(3/22/63)
Tina M. Lazar                  130
333 West Wacker Drive,
Chicago, IL 60606
(8/27/61)
Larry W. Martin                130
333 West Wacker Drive,
Chicago, IL 60606
(7/27/51)

--------------------------------------------------------------------------------------------------------------------------

                                                     TERM OF OFFICE
NAME, ADDRESS AND           POSITION(S) HELD          AND LENGTH OF                    PRINCIPAL OCCUPATION(S)
BIRTHDATE                       WITH FUND              TIME SERVED                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV        Vice President       - Term - Until July 2003   Managing Director (since January 2002),
333 West Wacker Drive,                          - Length of Service -      formerly Vice President of Nuveen Investments;
Chicago, IL 60606                               Since Inception            Managing Director (since 1997) of Nuveen
(7/7/65)                                                                   Advisory Corp. and Nuveen Institutional
                                                                           Advisory Corp.; Chartered Financial Analyst.
Gifford R. Zimmerman       Vice President and   - Term - Until July 2003   Managing Director (since January 2002),
333 West Wacker Drive,     Secretary            - Length of Service -      formerly, Vice President, Assistant Secretary
Chicago, IL 60606                                Since Inception           and Associate General Counsel of Nuveen
(9/9/56)                                                                   Investments; Managing Director (since January
                                                                           2002), formerly, Vice President, General
                                                                           Counsel and Assistant Secretary of Nuveen
                                                                           Advisory Corp. and Nuveen Institutional
                                                                           Advisory Corp.; Managing Director (since
                                                                           January 2002), formerly, Vice President and
                                                                           Assistant Secretary of Nuveen Senior Loan Asset
                                                                           Management, Inc. (since 1999); Managing
                                                                           Director and Assistant Secretary of Nuveen
                                                                           Asset Management Inc.; Assistant Secretary of
                                                                           The John Nuveen Company; Chartered Financial
                                                                           Analyst.
--------------------------------------------------------------------------------------------------------------------------

-------------------------  -------------
                             NUMBER OF
                           PORTFOLIOS IN
                           FUND COMPLEX
NAME, ADDRESS AND            SERVED BY
BIRTHDATE                     OFFICER
-------------------------  -------------
Edward F. Neild, IV            130
333 West Wacker Drive,
Chicago, IL 60606
(7/7/65)
Gifford R. Zimmerman           130
333 West Wacker Drive,
Chicago, IL 60606
(9/9/56)
-------------------------

BENEFICIAL OWNERSHIP

The following table lists the dollar range and number of equity securities of the Fund and all of the Nuveen funds overseen by the trustees beneficially owned by the trustees as of July 31, 2002:

--------------------------------------------------------------------------------------------
                                                                            AGGREGATE DOLLAR
                                                                             RANGE OF EQUITY
                                                                           SECURITIES IN ALL
                                                                           FUNDS OVERSEEN OR
                                                                           TO BE OVERSEEN BY
                                                                           TRUSTEE IN FAMILY
                                                                               OF INVESTMENT
                         DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND/    COMPANIES (NUMBER
NAME OF TRUSTEE          (NUMBER OF SHARES HELD)(1)                       OF SHARES HELD)(2)
-----------------------  ----------------------------------------------   ------------------
James E. Bacon                                     0/(0 shares)               Over $100,000)
                                                                              (8,888 shares
William E. Bennett                                 0/(0 shares)            $50,001-$100,000)
                                                                              (2,758 shares
Jack B. Evans                                      0/(0 shares)               Over $100,000)
                                                                             (14,811 shares
William L. Kissick                                 0/(0 shares)            $50,001-$100,000)
                                                                              (6,218 shares
Thomas E. Leafstrand              over $100,000/(15,000 shares)               Over $100,000)
                                                                             (30,376 shares
Timothy R. Schwertfeger           over $100,000/(15,000 shares)               Over $100,000)
                                                                            (383,179 shares
Sheila W. Wellington                               0/(0 shares)               Over $100,000)
                                                                             (12,256 shares
                                 =============================            =================
Total number of shares:                           30,000                      458,486
--------------------------------------------------------------------------------------------

(1) As of July 31, 2002, the trustees and executive officers as a group beneficially owned 30,000 common shares of the Fund.
(2) The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the nominee in the Fund and in all Nuveen funds overseen by each trustee. For each trustee, the amount reflected includes share equivalents of certain Nuveen funds in which the trustee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Trustees, as more fully described under "Compensation." For Mr. Schwertfeger, the amount reflected also includes shares held in Nuveen's 401(k)/Profit Sharing Plan.

The above persons have sole voting power and sole investment power as to the shares listed above, with the exception of Mr. Schwertfeger's and Ms. Wellington's shares being held jointly with their respective spouses.

On July 31, 2002, the trustees and executive officers of the Fund as a group beneficially owned 464,886 common shares (less than 1% of common shares outstanding) of all of the Nuveen funds (including share equivalents of certain Nuveen funds in which the trustee is deemed to be invested in connection with the deferral of compensation by trustees pursuant to a deferred compensation plan and shares held by the executive officers in Nuveen's 401(k)/Profit Sharing
Plan). As of August 27, 2002, the trustees and executive officers of the

Fund as a group owned less than 1% of any class of outstanding shares of the Fund. As of August 27, 2002, none of the trustees beneficially owned any FundPreferred shares. As of August 27, 2002, no shareholder owned more than 5% of any class of shares of the Fund. During the fiscal year ended July 31, 2002, Mr. Schwertfeger purchased 220,000 shares of stock for $3,960,000, in the aggregate, in The John Nuveen Company ("JNC"), parent company of NIAC, and sold 236,777 shares of JNC stock for $14,266,675, in the aggregate.

OTHER AFFILIATIONS OR RELATIONSHIPS OF TRUSTEES

As of July 31, 2002, none of the trustees who are not Interested Persons of the Fund and who are not affiliated with Nuveen or NIAC (the "Independent Trustees"), nor any immediate family member of an Independent Trustee, owns shares of NIAC or a principal underwriter of the Fund, nor does any such person own shares of a company controlling, controlled by or under common control with NIAC or a principal underwriter of the Fund.

There have been no transactions by the Fund since August 1, 2001, the beginning of the Fund's last fiscal year, nor are there any transactions currently proposed, in which the amount exceeds $60,000 and in which any trustee, executive officer or security holder of more than 5% of any class of the voting securities of the Fund or any immediate family members of the foregoing persons, has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to the Fund in an amount in excess of $60,000 at any time since that date.

No Independent Trustee, nor any immediate family member of such a trustee, has had, in the past five years, any direct or indirect interest, the value of which exceeds $60,000, in the investment adviser, a principal underwriter of the Fund or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with, the investment adviser or principal underwriter of the Fund. Moreover, no Independent Trustee (or immediate family member of any Independent Trustee) has, or has had in the last two fiscal years of the Fund, any direct or indirect relationships or any direct or indirect material interest in any transaction or in any currently proposed transaction, in which the amount involved exceeds $60,000, in which the following persons were or are a party: the Fund, an officer of the Fund, any investment company sharing the same investment adviser or principal underwriter as the Fund or any officer of such a company, any investment adviser or principal underwriter of the Fund or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with, the investment adviser or principal underwriter of the Fund, or any officer of such a person.

Within the last two completed fiscal years of the Fund, no officer of any investment adviser or principal underwriter of the Fund or of any person directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the Fund, has served as a director on a board of a company where any of the Independent Trustees or nominees of the Fund, or immediate family members of such persons, has served as an officer.

LEGAL PROCEEDINGS

There are no material pending legal proceedings to which any trustee or affiliated person is a party adverse to the Fund or any of its affiliated persons or has a material interest adverse to the Fund or any of its affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any trustee or executive officer of the Fund within the past five years.

COMPENSATION

The trustee affiliated with Nuveen and NIAC serves without any compensation from the Fund. The Independent Trustees receive a $35,000 annual retainer for serving as a trustee for all funds managed by NIAC, $1,000 fee per day plus expenses for attendance in person at all meetings (other than a meeting of the dividend and valuation committee or the executive committee held solely to declare a dividend), $500 for attendance by telephone of such meetings, $200 for attendance in person or by telephone at a meeting of the dividend and valuation committee and $100 for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the funds on the basis of relative net asset sizes.

The Board of Trustees of certain Nuveen funds (the "Participating Funds") have adopted a Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, the Independent Trustees of the Participating Funds may defer receipt of all, or a portion of, their compensation for services to the Participating Funds. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds selected by the participant trustee.

The Fund is a Participating Fund and each Independent Trustee has elected to defer all or a portion of their compensation. Total deferred fees for the Fund for fiscal year 2002 (including the return from the assumed investment in the eligible Nuveen funds) are shown in the Deferred Fees table below.

The following table shows, for each trustee who is not affiliated with Nuveen or NIAC, (1) the aggregate compensation paid by the Fund for its fiscal year ended July 31, 2002, (2) pension or retirement benefits accrued as part of Fund expenses, (3) estimated annual benefits upon retirement, and (4) the total compensation paid by the Nuveen funds during the calendar year 2001.

                                                                                       PENSION OR
                                                                                       RETIREMENT                         TOTAL
                                                                                         BENEFITS    ESTIMATED     COMPENSATION
                                                                                          ACCRUED       ANNUAL        FROM FUND
                                                                                       AS PART OF     BENEFITS         AND FUND
NAME OF                                                                                      FUND         UPON     COMPLEX PAID
PERSON, POSITION                  AGGREGATE COMPENSATION FROM THE FUND(1)                EXPENSES   RETIREMENT   TO TRUSTEES(2)
---------------------  --------------------------------------------------------------------------------------------------------
James E. Bacon,
  Trustee                                        $     4,725                           $        0   $        0    $     44,500
William E. Bennett,
  Trustee                                              7,501                                    0            0          38,150
Jack B. Evans,
  Trustee                                              5,785                                    0            0          48,000
William L. Kissick,
  Trustee                                              5,432                                    0            0          47,500
Thomas E. Leafstrand,
  Trustee                                              6,221                                    0            0          51,000
Sheila W. Wellington,
  Trustee                                              5,528                                    0            0          48,000
-------------------------------------------------------------------------------------------------------------------------------

(1) Includes deferred fees. Pursuant to a deferred compensation agreement with the Fund, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. The following table sets forth the amount of deferred fees earned by the Independent Trustees:

                  NAME OF TRUSTEE                                            DEFERRED FEES
                  ---------------------------------  -------------------------------------------------------------
                  James E. Bacon                                               $     3,992
                  William E. Bennett                                                 6,407
                  Jack B. Evans                                                      2,437
                  William L. Kissick                                                 1,866
                  Thomas E. Leafstrand                                               2,488
                  Sheila W. Wellington                                               4,506
                  ------------------------------------------------------------------------------------------------

(2) Includes the total compensation for service on the Boards of the 9 open-end and 9 closed-end funds advised by NIAC.

JNC, parent company of NIAC, maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program.

The Independent Trustees of the Fund are eligible to participate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of an Independent Trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the corporate contributions committee of JNC. The Independent Trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Independent Trustees, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by JNC under the direct program is made solely at the discretion of the corporate contributions committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the Investment Company Act of 1940 and Section 16(a) of the Securities Act of 1934 (the "1934 Act") require each of the Fund's officers and trustees, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Fund's equity securities to file forms with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund shares. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. During the fiscal year ended July 31, 2002, the Fund submitted on behalf of Thomas E. Leafstrand, trustee, and Edward F. Neild, Vice President, one late report on Form 4 for each person for one transaction. Messrs. Leafstrand and Neild had submitted the transactions to the Fund on a timely basis but the Fund failed to file the Form 4s with the SEC by the required date. However, based on a review of the required forms furnished to the Fund, the Fund believes that during the fiscal year ended July 31, 2002, the Fund's officers and trustees, investment adviser and affiliated persons of the investment adviser, other than as noted above, complied with all such applicable filing requirements. To the knowledge of management of the Fund, no shareholder of the Fund owns more than 10% of a registered class of any Fund's equity securities.

COMMITTEES

William L. Kissick and Timothy R. Schwertfeger serve as the current members of the executive committee of the Fund's Board of Trustees. The Fund's executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. The executive committee of the Fund did not hold any meetings during the fiscal year ended July 31, 2002.

Thomas E. Leafstrand, William E. Bennett and Timothy R. Schwertfeger were the members of the dividend and valuation committee of the Fund during the fiscal year ended July 31, 2002. The dividend and valuation committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions, and to oversee the pricing of the Fund's assets. The dividend and valuation committee of the Fund held six meetings during the fiscal year ended July 31, 2002.

The Fund's Board of Trustees has an audit committee currently composed of James
E. Bacon, William E. Bennett, Jack B. Evans, William L. Kissick and Thomas E. Leafstrand, trustees of the Fund who are not "interested persons" of the Fund and who are "independent" as that term is defined in Section 303.01(B)(2)(a) and
(3) of the New York Stock Exchange's listing standards. The Fund's audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board of Trustees. The audit committee of the Fund held two meetings during the fiscal year ended July 31, 2002. The audit committee has adopted a written charter. A copy of the written charter is attached as Appendix A to this Proxy Statement.

Nomination of the Independent Trustees of the Fund is committed to a nominating and governance committee composed of the Independent Trustees of the Fund. Members of the Fund's nominating and governance committee are James E. Bacon, William E. Bennett, Jack B. Evans, William L. Kissick, Thomas E. Leafstrand and Sheila W. Wellington. The Fund's nominating and governance committee identifies and recommends individuals to be nominated for election as Independent Trustees. The committee also reviews matters relating to (1) the composition, duties, recruitment, independence and tenure of trustees, (2) the selection of various committee assignments, and (3) trustee education, board meetings and board performance. The nominating and governance committee of the Fund held four meetings during the fiscal year ended July 31, 2002. In the event of a vacancy on the Board of Trustees, the nominating and governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees.

The Board of Trustees of the Fund held three regular board meetings and three special board meetings during the fiscal year ended July 31, 2002. During the last fiscal year, each trustee attended 75% or more of the Fund's board meetings and committee meetings (if a member thereof).

AUDIT COMMITTEE REPORT

The audit committee of the Board of Trustees of the Fund is responsible for assisting the Board in monitoring (1) the quality and integrity of the Fund's financial statements, (2) the Fund's compliance with regulatory requirements, and (3) the independence and performance of the Fund's independent and internal auditors. Among other responsibilities, the committee reviews, in its oversight capacity, the Fund's annual financial statements with both management and the independent auditors and the committee meets periodically with the independent and internal auditors to consider their evaluation of the Fund's financial and internal controls. The committee also recommends to the Board of Trustees the selection of the Fund's independent auditors. The committee is currently composed of five non-employee trustees and operates under a written charter adopted and approved by the Board of Trustees. Each committee member is independent as defined by New York Stock Exchange listing standards.

The committee, in discharging its duties, has met with and held discussions with management and the Fund's independent and internal auditors. The committee has reviewed and discussed the audited financial statements with management. Management has represented to the independent auditors that the Fund's financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Fund's independent auditors provided to the committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the committee discussed with representatives of the independent auditor their firm's independence. As provided in the Audit Committee Charter, it is not the committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee's review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the committee, the committee has recommended that the Board of Trustees include the audited financial statements in the Fund's Annual Report.

The members of the audit committee are:

James E. Bacon
William E. Bennett
Jack B. Evans
William L. Kissick
Thomas E. Leafstrand

AUDIT AND RELATED FEES

AUDIT FEES. The aggregate fees billed by KPMG LLP for professional services for the audit of the Fund's financial statements for the fiscal year ended July 31, 2002, were as follows:

             FINANCIAL INFORMATION
   AUDIT      SYSTEMS DESIGN AND      ALL OTHER
   FEES       IMPLEMENTATION FEES       FEES
  -------    ---------------------    ---------
  $50,000             $0               $4,241
  ---------------------------------------------

OTHER FEES. All other fees noted above represent fees paid to KPMG LLP for services relating to annual excise tax calculations and quarterly agreed upon procedures for rating agencies to verify compliance with the FundPreferred shares' asset maintenance tests. KPMG LLP performed each of the services noted in their capacity as independent auditor for the Fund.

The audit committee has considered whether the receipt of non-audit fees by KPMG LLP are compatible with maintaining the independence of KPMG LLP.

APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Trustees has appointed KPMG LLP, certified public accountants, as independent auditors to examine the annual consolidated statements for the fiscal year ending July 31, 2003. A representative of KPMG LLP will be present at the meeting to make a statement, if such representative so desires, and to respond to shareholders' questions. KPMG has informed the Fund that it has no direct or indirect material financial interest in the Fund, Nuveen, NIAC or any other investment company sponsored by Nuveen.

INFORMATION ABOUT THE FUND'S INVESTMENT ADVISER

NIAC, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser for the Fund and Symphony Asset Management LLC ("Symphony") located at 555 California St., Suite 2975, San Francisco, California 94104, serves as sub-adviser for the Fund. NIAC and Symphony are both 100% owned (directly or indirectly) by JNC, which in turn is approximately 78% owned by The St. Paul Companies, Inc., ("St. Paul"). St. Paul is located at

385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. On August 1, 2002, NIAC replaced Nuveen Senior Loan Asset Management, Inc. ("NSLAM") as the Fund's investment adviser and appointed Symphony as the Fund's sub-adviser. NSLAM is also a wholly-owned subsidiary of JNC. The change in investment advisory relationships for the Fund will not result in any change to the personnel, policies or operations used to manage the Fund. Such change merely reflects an internal restructuring of the Nuveen family of advisory service providers. Nuveen Investments, a wholly-owned subsidiary of JNC, acted as co-managing underwriter in the initial public offerings of the common shares of the Fund in 1999 and its FundPreferred shares in 2000.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of the Fund to be held in 2003, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than May 29, 2003. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside the process of Rule 14a-8 must submit such written notice not later than August 12, 2003. Timely submission of a proposal does not mean that such proposal will be included.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Proxy Statement, and all other costs in connection with the solicitation of proxies, will be paid by the Fund. Additional solicitation may be made by letter, telephone or telegraph by officers of the Fund, by officers or employees of Nuveen Investments or NIAC, or by dealers and their representatives.

FISCAL YEAR

The last fiscal year of the Fund ended July 31, 2002.

ANNUAL REPORT DELIVERY

Annual reports for the fiscal year ended July 31, 2002 will be sent to shareholders then of record at the end of September, 2002. The Fund will furnish, without charge, a copy of its annual or semi-annual reports to its shareholders upon request. Such written or oral requests should be directed to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606, or by calling 1-800-257-8787.

Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or Proxy Statement, or, for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that others will present any other items of business at the Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Fund's Annual Meeting will be available at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at the Fund's Annual Meeting will necessitate adjournment and will subject the Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under the Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO VOTE YOUR SHARES PROMPTLY.

Gifford R. Zimmerman
Vice President and Secretary

September 26, 2002

                                                                      APPENDIX A

                     NUVEEN MANAGEMENT INVESTMENT COMPANIES

                            AUDIT COMMITTEE CHARTER

                                   July, 2000

ORGANIZATION

There shall be a committee of each Board of Directors/Trustees of the Nuveen Management Investment Companies to be known as the Audit Committee. The Audit Committee shall be composed of at least three Directors/Trustees. Audit Committee members shall be independent of the Management Investment Companies and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as a committee member. Each such member of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/ Trustees, exercising their business judgment.

STATEMENT OF POLICY

The Audit Committee shall assist the Board in monitoring (1) the accounting and reporting policies and practices of the Management Investment Companies (hereafter referred to as "Funds" or individually "Fund"), (2) the quality and integrity of the financial statements of the Funds, (3) the compliance by the Funds with legal and regulatory requirements and (4) the independence and performance of the external and internal auditors. In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors, the independent auditors, the internal auditors and the management of Nuveen.

The Audit Committee shall have the authority in its discretion to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the John Nuveen Company or the Funds' independent auditors or outside counsel to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. The independent auditors are ultimately accountable to the Board and Audit Committee. It is the ultimate responsibility of the Board and the Audit Committee for selection, evaluation and replacement of the independent auditors.

In carrying out its responsibilities the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and requirements applicable to the Funds.

The Audit Committee is responsible for the following:

     Fund Financial Statements:

       1. Reviewing the annual audited financial statements with Fund management including major issues regarding accounting and auditing principles and practices.

       2. Requiring the independent auditors to deliver to the Chairman of the Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under SAS 61, that arise during the auditor's review of the Fund's financial statements, which information shall be further communicated by the Chairman to the other members of the Committee, as deemed necessary or appropriate in the judgment of the Chairman.

     With respect to the independent auditors:

       3. Receiving periodic reports (including a formal written statement delineating all relationships between the auditors and the Funds) from the firms of independent auditors regarding their independence, their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and discussing such reports with the auditors.

       4. Reviewing and recommending to the Directors/Trustees the independent auditors to be selected to audit the annual financial statements of the Funds.

       5. Meeting with the independent auditors and Fund management to review the scope and fees of the proposed audits for the current year and the audit procedures to be utilized. At the conclusion of the audit, reviewing such audit results, including any comments or recommendations of the independent auditors, any significant changes required from the originally planned audit programs and any adjustments to such statements recommended by the auditors.

       6. Providing sufficient opportunity at all meetings of the Audit Committee for the independent auditors to meet with the members of the Audit Committee without members of Fund management being present.

     With respect to any internal auditor:

       7. Reviewing the internal audit function as it relates to the Funds including the proposed programs for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

       8. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

     Other responsibilities:

       9. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

      10. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and elicit any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures which might be deemed illegal or otherwise improper.

      11. Reviewing the reports of examinations by regulatory authorities.

      12. Reporting to the Directors/Trustees on the results of the activities of the Committee.

      13. Performing any special reviews, investigations or oversight responsibilities requested by the Directors/Trustees.

      14. With respect to the Exchange-Traded Funds, preparing any report required by the rules of the SEC to be included in a proxy statement for a fund.

      15. Reviewing and reassessing annually the adequacy of this charter and providing a recommendation to the Board of Directors/Trustees for approval of any proposed changes deemed necessary or advisable by the Committee.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                            NUVEEN INVESTMENTS LOGO

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                           NSL1002

[NUVEEN LOGO]
NUVEEN INVESTMENTS
333 WEST WACKER DRIVE
CHICAGO, IL 60606          NUVEEN SENIOR INCOME FUND - COMMON


                         ANNUAL MEETING OF SHAREHOLDERS

                                 COMMON SHARES


PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE ANNUAL MEETING OF
SHAREHOLDERS, OCTOBER 23, 2002

The Annual Meeting of shareholders will be held Wednesday, October 23, 2002, at
10:30 a.m. Central Time, in the 31st floor conference room of Nuveen
Investments, 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and
Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned, at the Annual Meeting of shareholders to be held on October 23, 2002, or any adjournment or adjournments thereof.

You are encouraged to specify your choice by marking the appropriate box. If you do not mark any box, your proxy will be voted "FOR" the proposal. Please mark, sign, date and return this proxy card promptly using the enclosed envelope, if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com.
In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

                                                                [CONTROL NUMBER]
--------------------------------------------------------------------------------


              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NUVEEN SENIOR INCOME FUND - COMMON
COMMON SHARES
VOTE ON PROPOSAL


1. ELECTION OF NOMINEES TO THE BOARD
01) James E. Bacon                           FOR     WITHHOLD    FOR ALL
02) William E. Bennett                       ALL       ALL       EXCEPT
03) Jack B. Evans                            / /       / /         / /
04) Thomas E. Leafstrand
05) Sheila W. Wellington

                       To withhold authority to vote mark "For All Except" and write the nominee's number on the line below.

                       ---------------------------------



-------------------------------------------------------------------------------

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND
SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE
WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800)
690-6903 OR OVER THE INTERNET (www.proxyvote.com).

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO
SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES
TO THE BOARD.

Please be sure to sign and date this proxy, if you are not voting by telephone or over the Internet.

NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.

------------------------------------------  ----------------------------------
Signature [PLEASE SIGN WITHIN BOX]   Date   Signature [Joint Owners]     Date


[NUVEEN LOGO]
NUVEEN INVESTMENTS
333 WEST WACKER DRIVE
CHICAGO, IL 60606           NUVEEN SENIOR INCOME FUND - PREFERRED


                         ANNUAL MEETING OF SHAREHOLDERS

                 TAXABLE AUCTIONED PREFERRED SHARES, SERIES TH

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE ANNUAL MEETING OF
SHAREHOLDERS, OCTOBER 23, 2002

The Annual Meeting of shareholders will be held Wednesday, October 23, 2002, at
10:30 a.m. Central Time, in the 31st floor conference room of Nuveen
Investments, 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger, Gifford
R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned, at the Annual
Meeting of shareholders to be held on October 23, 2002, or any adjournment or adjournments thereof.

You are encouraged to specify your choice by marking the appropriate box. If you do not mark any box, your proxy will be voted "FOR" the proposal. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com.
In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

                                                                [CONTROL NUMBER]
--------------------------------------------------------------------------------

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NUVEEN SENIOR INCOME FUND - PREFERRED
TAXABLE AUCTIONED PREFERRED SHARES, SERIES TH
VOTE ON PROPOSAL


1. ELECTION OF NOMINEES TO THE BOARD
01) James E. Bacon                               FOR     WITHHOLD    FOR ALL
02) William E. Bennett                           ALL       ALL       EXCEPT
03) Jack B. Evans                                / /       / /         / /
04) Thomas E. Leafstrand
05) Sheila W. Wellington
06) William L. Kissick
07) Timothy R. Schwertfeger

                         To withhold authority to vote mark "For All Except" and write the nominee's number on the line below.

                         ---------------------------------



-------------------------------------------------------------------------------

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND
SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE
WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800)
690-6903 OR OVER THE INTERNET (www.proxyvote.com).

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO
SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES
TO THE BOARD.

Please be sure to sign and date this proxy, if you are not voting by telephone or over the Internet.

NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.

------------------------------------------  ----------------------------------
Signature [PLEASE SIGN WITHIN BOX]   Date   Signature [Joint Owners]     Date